SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2005

CYGNE DESIGNS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-22102	04-2843286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 8.01 OTHER EVENTS

On May 20, 2005, Cygne Designs, Inc. announced that it has entered into a letter of intent concerning the acquisition of the denim clothing supply business of Commerce Clothing Company LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

( c ) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Cygne Designs, Inc. dated May 20, 2005 announcing that Cygne has entered into a letter of intent concerning the acquisition of the denim clothing supply business of Commerce Clothing Company LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to signed on its behalf by the undersigned hereunto duly authorized.

Cygne Designs, Inc. (Registrant)

Date: May 20, 2005	By:	/s/ Roy E. Green
	Name:	Roy E. Green
	Title:	Chief Financial Officer